EXHIBIT 99.1

MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME:	TXCO Resources Inc.	PETITION DATE:	05/17/09
CASE NUMBER:	09-51807-RBK	DISTRICT OF TEXAS:	Western
PROPOSED PLAN DATE:	To Be Determined	DIVISION:	San Antonio

MONTHLY OPERATING REPORT SUMMARY FOR MONTH			July		YEAR	2009
MONTH	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09
REVENUES (MOR-6)	2,034,216	4,318,042	4,121,724	-	-	-
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	491,919	2,328,415	906,338	-	-	-
NET INCOME (LOSS) (MOR-6)	(2,673,142)	(42,394,974)	(5,275,433)	-	-	-
PAYMENTS TO INSIDERS (MOR-9)	30,068	170,286	208,040	-	-	-
PAYMENTS TO PROFESSIONALS (MOR-9)	-	200,000	761,357	-	-	-
TOTAL DISBURSEMENTS, net of intercompany (MOR-7)	2,969,736	6,004,009	9,507,809	-	-	-

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED						Are all accounts receivable being collected within terms?	Yes	No
AS OF SIGNATURE DATE						Are all post-petition liabilities, including taxes, being paid within terms?	Yes	No
					EXP.DATE	Have all tax returns and other required government filings been timely paid?	Yes	No
CASUALTY	YES	☒	NO	☐	11/01/09	Have any pre-petition liabilities been paid?	Yes	No
LIABILITY	YES	☒	NO	☐	11/01/09	If so, describe Various pre-petition accounts pursuant to orders approved by the court
VEHICLE	YES	☒	NO	☐	11/01/09	Are all funds received being deposited into Debtor in Possession bank accounts?	Yes	No
WORKER'S	YES	☒	NO	☐	11/01/09	Were any assets disposed of outside the normal course of business?	Yes	No
OTHER D&O	YES	☒	NO	☐	06/15/10	If so, describe
						Are all U.S. Trustee Quarterly Fee Payments current?	Yes	No
What is the status of your Plan of Reorganization? Debtor has not filed a plan

ATTORNEY NAME:	Deborah D. Williamson		I certify under penalty of perjury that the following complete
FIRM NAME:	Cox Smith Matthews Inc.	INITIALS _____	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	112 East Pecan Street		MOR-9 plus attachments, is true and correct.
	Suite 1800	DATE _____
CITY, STATE, ZIP:	San Antonio, TX 78205		SIGNED X /s/Richard A. Sartor TITLE: Controller
TELEPHONE/FAX:	(210) 554-5500/(210) 226-8395	UST USE ONLY	(ORIGINAL SIGNATURE)

	Richard A. Sartor	DATE Revised:
MOR-1	(PRINT NAME OF SIGNATORY)	8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS

	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
ASSETS	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
CURRENT ASSETS
Cash	1,040,168	3,533,033	6,566,244	7,314,563
Accounts Receivable, Net	19,637,217	19,110,572	18,362,178	16,407,102
Accounts Receivable, Intercompany	-	-	-	-
Inventory: Lower of Cost or Market	-	-	-	-
Prepaid Expenses	2,994,921	3,924,951	7,967,127	9,086,819
Other	-	-	-	-
TOTAL CURRENT ASSETS	23,672,306	26,568,556	32,895,549	32,808,483	-	-	-
Investments in Subsidiaries	-	-	-	-
NET BOOK VALUE OF PP & E	406,246,694	401,334,473	361,391,937	360,896,959
OTHER ASSETS
1. Deferred tax asset	107,362	214,725	0	107,363
2. Accrued derivative assets-long term	-	-	-	-
3. Deferred Financing Fees & Other assets	3,769,818	3,745,802	3,645,205	3,546,893
TOTAL ASSETS	433,796,179	431,863,556	397,932,690	397,359,698	-	-	-

Note: See attached Exhibit 2D for additional information.
MOR-2	* Per SOFA and Schedules, assets reported on Filing Date stated as of 4/30/09.	Revised: 8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS

	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
ASSETS	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009
CURRENT ASSETS
Cash	5,824,621	-	175	0	(1)	20,984	2,843	2,549	-	723,106	740,286	-	7,314,563
Accounts Receivable, Net	9,485,454	3,120,244	2,830	2,524	-	297,888	4,709,128	2,062,174	-	797,903	637,082	(4,708,125)	16,407,102
Accounts Receivable, Intercompany	155,985,032	(121,414,417)	2,743,438	6,114,959	(2,841,352)	(177,248)	92,079	(19,121,772)	-	1,740,429	(21,706,929)	(1,414,218)	-
Inventory: Lower of Cost or Market	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid Expenses	8,653,824	357,234	-	-	-	11,928	11,099	-	-	12,990	39,743	-	9,086,819
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	179,948,932	(117,936,938)	2,746,443	6,117,483	(2,841,353)	153,551	4,815,148	(17,057,049)	-	3,274,429	(20,289,819)	(6,122,344)	32,808,483
Investments in Subsidiaries	108,794,491	-	61,593	-	-	-	-	-	-	78,815,188	-	(187,671,272)	-
NET BOOK VALUE OF PP & E	71,123,996	146,098,059	-	-	-	29,021	7,653,389	1,996,171	-	13,417,387	124,852,751	(4,273,816)	360,896,959
OTHER ASSETS
1. Deferred tax asset	6,749,579	-	-	-	-	-	-	-	-	-	-	(6,642,216)	107,363
2. Accrued derivative assets-long term	-	-	-	-	-	-	-	-	-	-	-	-	-
3. Deferred Financing Fees & Other assets	3,542,410	-	-	-	-	-	-	881	-	2,325	1,277	-	3,546,893
TOTAL ASSETS	370,159,408	28,161,121	2,808,036	6,117,483	(2,841,353)	182,572	12,468,538	(15,059,996)	-	95,509,329	104,564,209	(204,709,648)	397,359,698

MOR-2D
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
	Revised:	8/31/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S	FILING DATE*	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
EQUITY	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	-	5,769,855	14,195,942	19,867,171	-	-	-
PRE-PETITION LIABILITIES
Secured Debt	165,649,793	150,414,315	150,414,315	150,414,315
Priority Debt - Ad Valorem Taxes	744,937	744,937	744,937	744,937
UNSECURED DEBT
Trade Payables	63,511,268	63,924,744	65,367,664	64,835,126
Redeemable preferred stock	94,486,129	94,487,908	94,487,908	94,487,908
Accrued Preferred Stock Interest Payable	-	4,126,057	3,627,407	3,627,407
Other Payables & Accrued Liabilities	-	5,488,875	2,766,462	2,790,804
Undistributed revenue	-	555,147	1,188,489	10
Installment Obligations	-	191,586	143,690	95,793
Asset retirement obligation	-	9,889,399	11,180,699	12,016,699
Other Non-GAAP Claims (Litigation)	6,070,723	-	-	-
TOTAL PRE-PETITION LIABILITIES	330,462,851	329,822,969	329,921,571	329,012,999	-	-	-
TOTAL LIABILITIES	330,462,851	335,592,824	344,117,513	348,880,170	-	-	-
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	388,852	387,757	387,757	387,757
ADDITIONAL PAID-IN CAPITAL	150,796,131	150,490,554	150,638,383	150,786,576
RETAINED EARNINGS: Filing Date	(50,424,832)	(50,424,832)	(50,424,832)	(50,424,832)
RETAINED EARNINGS: Post Filing Date	-	(6,535,817)	(48,930,791)	(54,206,224)
LESS CHANGE IN FV OF DERIVATIVES	3,663,730	3,455,320	3,246,911	3,038,501
LESS TREASURY STOCK, AT COST	(1,090,552)	(1,102,249)	(1,102,249)	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	103,333,328	96,270,732	53,815,178	48,479,529	-	-	-
TOTAL LIABILITIES & OWNERS EQUITY	433,796,179	431,863,556	397,932,690	397,359,698	-	-	-

Note: See attached Exhibit 3D for additional information.
MOR-3	* Per SOFA and Schedules, Liabilities stated as of Filing Date. Pre-Petition liabilities include non-GAAP items such as contingent, unliquidated & disputed claims.
	Retained Earnings includes Non-GAAP adjustment to balance.	Revised:	8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass**	Per Financials
EQUITY	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	17,425,843	-	-	-	-	360	32	179	-	45,274	(731,907)	3,127,390	19,867,171
PRE-PETITION LIABILITIES
Secured Debt	150,000,000	-	-	-	-	-	414,315	-	-	-	-	-	150,414,315
Priority Debt - Ad Valorem Taxes	455,992	-	-	-	-	661	-	610	-	1,692	285,982	-	744,937
UNSECURED DEBT
Trade Payables	61,091,446	-	63,414	196,838	853,662	227,821	403,888	6,939,525	-	589,109	1,435,036	(6,965,613)	64,835,126
Redeemable preferred stock	27,579,577	-	-	-	-	-	-	-	-	-	-	66,908,331	94,487,908
Accrued Preferred Stock Interest Payable	6,058,327	-	-	-	-	-	-	-	-	-	-	(2,430,920)	3,627,407
Other Payables & Accrued Liabilities	1,147,282	4,360,533	-	12,000	-	6,695	5,221	318,249	-	347,906	231,636	(3,638,719)	2,790,804
Undistributed revenue	(1,006,737)	-	-	2,326	-	-	-	-	-	306,227	698,195	-	10
Installment Obligations	95,793	-	-	-	-	-	-	-	-	-	-	-	95,793
Deferred Income Taxes	-	-	-	-	-	-	-	-	-	-	6,642,216	(6,642,216)	-
Asset retirement obligation	9,740,047	-	-	-	-	-	-	-	-	595,932	1,680,720	-	12,016,699
Other Non-GAAP Claims (Litigation)	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL PRE-PETITION LIABILITIES	255,161,726	4,360,533	63,414	211,164	853,662	235,178	823,425	7,258,384	-	1,840,866	10,973,785	47,230,862	329,012,999
TOTAL LIABILITIES	272,587,569	4,360,533	63,414	211,164	853,662	235,537	823,457	7,258,563	-	1,886,140	10,241,878	50,358,252	348,880,170
OWNER'S EQUITY (DEFICIT)
COMMON STOCK	387,757	-	100	-	-	1,000	-	-	-	-	-	(1,100)	387,757
ADDITIONAL PAID-IN CAPITAL	209,581,149	-	2,774,087	6,648,810	(2,713,489)	386,337	7,285,951	-	-	102,587,045	78,815,177	(254,578,492)	150,786,576
RETAINED EARNINGS: Filing Date	(181,454,042)	(76,121,725)	(100,358)	5,809,560	(251,816)	(181,676)	4,630,930	(22,002,246)	-	(157,797,552)	(126,231,591)	503,275,686	(50,424,832)
RETAINED EARNINGS: Post Filing Date	67,120,723	99,922,312	70,793	(6,552,051)	(729,710)	(258,627)	(271,800)	(316,313)	-	148,833,697	141,738,745	(503,763,994)	(54,206,224)
LESS CHANGE IN FV OF DERIVATIVES	3,038,501	-	-	-	-	-	-	-	-	-	-	-	3,038,501
LESS TREASURY STOCK, AT COST	(1,102,249)	-	-	-	-	-	-	-	-	-	-	-	(1,102,249)
TOTAL OWNER'S EQUITY (NET WORTH)	97,571,839	23,800,588	2,744,622	5,906,319	(3,695,015)	(52,965)	11,645,081	(22,318,559)	-	93,623,189	94,322,331	(255,067,900)	48,479,529
TOTAL LIABILITIES & OWNERS EQUITY	370,159,408	28,161,121	2,808,036	6,117,483	(2,841,353)	182,572	12,468,538	(15,059,996)	-	95,509,329	104,564,209	(204,709,648)	397,359,698

MOR-3D
**A. Elimination Entries - Through the consolidation process, related party or intercompany transactions are eliminated or offset to allow for the combination (consolidation) of a group of related entities.
	Revised:	8/31/2009

**B. Reclass Entries - Allows for the repositioning of specific transactions within the financial statement.  Because of the events of default, the preferred stock, usually an Equity item is required to be presented as Debt in the Liabilities section of the balance sheet.

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	05/17/09	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
TRADE ACCOUNTS PAYABLE	-	1,510,254	4,811,147	3,503,397
TAX PAYABLE
Payroll taxes payable	-	-	7,370	11,720
Accrued income taxes payable	-	-	-	-
Ad Valorem Taxes	-	-	-	-
Other taxes payable	-	8,642	57,759	13,012
TOTAL TAXES PAYABLE	-	8,642	65,129	24,733	-	-	-
SECURED DEBT POST-PETITION	-	2,000,000	7,300,000	13,100,000
ACCRUED INTEREST PAYABLE	-	391,298	670,346	340,078
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	-	-	395,243	533,038
2. DUE COURSE PROFESSIONALS	-	-	556	5,921
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	-	1,859,662	953,521	2,360,004
2. ASSET RETIREMENT OBLIGATION	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	-	5,769,855	14,195,942	19,867,171	-	-	-

Note: See Exhibit 4D for additional information.
MOR-4	*Payment requires Court Approval	Revised: 8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

SCHEDULE OF POST-PETITION LIABILITIES

	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Eliminations & Reclass	Per Financials
	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009	7/31/2009
ACCT PAYABLE - TRADE - POST PETITION	173,436	-	-	-	-	-	32	-	-	42,507	(731,907)	3,127,390	2,611,459
ACCR COMMIT FEE PYBLE-DIP LOAN	700,938	-	-	-	-	-	-	-	-	-	-	-	700,938
PAYROLL PAYABLE	191,001	-	-	-	-	-	-	-	-	-	-	-	191,001
TRADE ACCOUNTS PAYABLE	1,065,374	-	-	-	-	-	32	-	-	42,507	(731,907)	3,127,390	3,503,397
TAX PAYABLE
Payroll taxes payable	10,387	-	-	-	-	-	-	179	-	1,154	-	-	11,720
Accrued income taxes payable	-	-	-	-	-	-	-	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-
Other taxes payable	11,040	-	-	-	-	360	-	-	-	1,613	-	-	13,012
TOTAL TAXES PAYABLE	21,427	-	-	-	-	360	-	179	-	2,767	-	-	24,733
SECURED DEBT POST-PETITION	13,100,000	-	-	-	-	-	-	-	-	-	-	-	13,100,000
ACCRUED INTEREST PAYABLE
1. DIP LOAN	85,283	-	-	-	-	-	-	-	-	-	-	-	85,283
2. BMO	254,795	-	-	-	-	-	-	-	-	-	-	-	254,795
3. WESTERN NATIONAL BANK	-	-	-	-	-	-	-	-	-	-	-	-	-
ACCRUED PROFESSIONAL FEES*
1. COURT APPROVED PROFESSIONALS	533,038	-	-	-	-	-	-	-	-	-	-	-	533,038
2. DUE COURSE PROFESSIONALS	5,921	-	-	-	-	-	-	-	-	-	-	-	5,921
OTHER ACCRUED LIABILITIES
1. UNDISTRIBUTED REVENUE	2,360,004	-	-	-	-	-	-	-	-	-	-	-	2,360,004
2. ASSET RETIREMENT OBLIGATION	-	-	-	-	-	-	-	-	-	-	-	-	-
3. INSTALLMENT OBLIGATIONS	-	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL POST-PETITION LIABILITIES (MOR-3)	17,425,843	-	-	-	-	360	32	179	-	45,274	(731,907)	3,127,390	19,867,171

*Payment requires Court Approval
MOR-4D		Revised: 8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

			AGING OF POST-PETITION LIABILITIES
			MONTH	06/30/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	14,433,800	5,049,005	65,129	7,300,000	670,346	1,349,320
0-29 Days	27,567	27,567
30-59 Days	383	383
60-89 Days	-	-
90+ Days	(265,809)	(265,809)
TOTAL	14,195,941	4,811,146	65,129	7,300,000	670,346	1,349,320

			AGING OF POST-PETITION LIABILITIES
			MONTH	07/31/09

		TRADE	TAXES	SECURED	ACCRUED	OTHER
DAYS	TOTAL	ACCOUNTS	PAYABLE	DEBT	INTEREST PAYABLE	LIABILITIES
Current	18,255,390	1,892,369	23,990	13,100,000	340,078	2,898,953
0-29 Days	1,523,406	1,522,663	743
30-59 Days	85,537	85,537
60-89 Days	2,838	2,838
90+ Days	-
TOTAL	19,867,171	3,503,407	24,733	13,100,000	340,078	2,898,953

			AGING OF ACCOUNTS RECEIVABLE

	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF	AGED AS OF
DAYS	05/31/09	06/30/09	07/31/09	08/31/09	09/30/09	10/31/09
Current	9,141,652	5,434,640	4,596,248
0-29 Days	2,056,043	3,129,411	(21,561)
30-59 Days	80,148	1,981,704	3,119,268
60-89 Days	2,877,548	84,395	1,969,473
90+ Days	4,955,181	7,732,028	6,743,674
TOTAL	19,110,572	18,362,178	16,407,102	-	-	-

MOR-5	Revised: 8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	DATE
REVENUES (MOR-1)	2,034,216	4,318,042	4,121,724				10,473,982
TOTAL COST OF REVENUES	-	-	-				-
GROSS PROFIT	2,034,216	4,318,042	4,121,724	-	-	-	10,473,982
OPERATING EXPENSES:
LEASE OPERATIONS	561,460	1,235,682	1,563,682				3,360,823
DRILLING OPERATIONS	52,841	43,100	9,410				105,350
PRODUCTION TAXES	94,301	165,436	109,771				369,508
EXPLORATION EXPENSES	472,109	63,268	630,028				1,165,405
DRY HOLE COSTS	-	-	-				-
GAS GATHERING OPERATIONS	1,279	2,294	10,774				14,347
GENERAL AND ADMINISTRATIVE	360,307	479,846	891,722				1,731,875
TOTAL OPERATING EXPENSES	1,542,297	1,989,627	3,215,386	-	-	-	6,747,309
INCOME BEFORE INT, DEPR/TAX (MOR-1)	491,919	2,328,415	906,338	-	-	-	3,726,673
DEPRECIATION, DEPLETION AND AMORTIZATION	(1,730,799)	(6,859,405)	(3,820,455)				(12,410,659)
IMPAIRMENT EXPENSE	(152,299)	(36,347,571)	(234,680)				(36,734,550)
STOCK COMPENSATION EXPENSE	138,497	(147,829)	(148,193)				(157,525)
INTEREST INCOME	-	-	-				-
INTEREST EXPENSE	(1,006,749)	628,136	(1,013,062)				(1,391,676)
DERIVATIVE SETTLEMENTS LOSS	-	-	-				-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-				-
GAIN/LOSS ON SALE OF ASSETS	28,949	-	(6,028)				22,921
TOTAL INT, DEPR & OTHER ITEMS	(2,722,402)	(42,726,669)	(5,222,419)	-	-	-	(50,671,490)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(2,230,483)	(40,398,254)	(4,316,081)	-	-	-	(46,944,817)
INTEREST EARNED ON CASH FROM CHAPTER 11	467	373	361				1,200
PROFESSIONAL FEES	(414,223)	(1,077,226)	(439,234)				(1,930,683)
LOAN FEE AMORTIZATION	(28,903)	(597,780)	(520,479)				(1,147,162)
REORGANIZATION ITEMS	(442,660)	(1,674,633)	(959,353)	-	-	-	(3,076,645)
NET INCOME BEFORE TAXES	(2,673,142)	(42,072,887)	(5,275,433)	-	-	-	(50,021,462)
FEDERAL INCOME TAXES	-	(322,087)	-				(322,087)
NET INCOME (LOSS) (MOR-1)	(2,673,142)	(42,394,974)	(5,275,433)	-	-	-	(50,343,549)

*See Exhibit 6C for additional information.

MOR-6		Revised: 8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

STATEMENT OF INCOME (LOSS)

	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Total Before Elim	Eliminations & Reclass	Per Financials
	July-09	July-09	July-09	July-09	July-09	July-09	July-09	July-09	July-09	July-09	July-09	July-09	July-09	July-09
REVENUES (MOR-1)	520,848	2,677,587	-	-	-	17,725	-	-	-	288,649	634,640	4,139,449	(17,725)	4,121,724
TOTAL COST OF REVENUES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GROSS PROFIT	520,848	2,677,587	-	-	-	17,725	-	-	-	288,649	634,640	4,139,449	(17,725)	4,121,724
OPERATING EXPENSES:
LEASE OPERATIONS	(23,901)	1,060,494	-	-	-	-	-	14,241	-	105,814	407,034	1,563,682	-	1,563,682
DRILLING OPERATIONS	800	(54)	-	-	-	25,925	(143)	-	-	-	-	26,528	(17,118)	9,410
PRODUCTION TAXES	-	115,123	-	-	-	-	-	-	-	25,840	(31,192)	109,771	-	109,771
EXPLORATION EXPENSES	354,986	256,279	-	-	-	-	-	-	-	9,052	9,711	630,028	-	630,028
DRY HOLE COSTS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAS GATHERING OPERATIONS	-	-	-	10,774	-	-	-	-	-	-	-	10,774	-	10,774
GENERAL AND ADMINISTRATIVE	831,942	(23,359)	(10,774)	-	-	106	2,470	839	-	113,669	(23,171)	891,722	-	891,722
TOTAL OPERATING EXPENSES	1,163,827	1,408,483	(10,774)	10,774	-	26,031	2,327	15,081	-	254,374	362,382	3,232,504	(17,118)	3,215,386
INCOME BEFORE INT, DEPR/TAX (MOR-1)	(642,979)	1,269,105	10,774	(10,774)	-	(8,306)	(2,327)	(15,081)	-	34,275	272,258	906,945	(607)	906,338
DEPRECIATION, DEPLETION AND AMORTIZATION	(88,271)	(3,097,641)	-	-	-	(2,459)	(77,892)	(19)	-	(195,754)	(389,980)	(3,852,015)	31,560	(3,820,455)
IMPAIRMENT EXPENSE	(89,771)	(144,909)	-	-	-	-	-	-	-	-	-	(234,680)	-	(234,680)
STOCK COMPENSATION EXPENSE	(148,193)	-	-	-	-	-	-	-	-	-	-	(148,193)	-	(148,193)
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-
INTEREST EXPENSE	(2,202,159)	-	-	-	-	-	(1,759)	-	-	-	-	(2,203,918)	1,190,856	(1,013,062)
DERIVATIVE SETTLEMENTS LOSS	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DERIVATIVE MARK TO MARKET GAIN/(LOSS)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
GAIN/LOSS ON SALE OF ASSETS	-	(6,028)	-	-	-	-	-	-	-	-	-	(6,028)	-	(6,028)
TOTAL INT, DEPR & OTHER ITEMS	(2,528,394)	(3,248,578)	-	-	-	(2,459)	(79,651)	(19)	-	(195,754)	(389,980)	(6,444,835)	1,222,416	(5,222,419)
NET INCOME BEFORE TAXES & REORGANIZATION ITEMS	(3,171,373)	(1,979,473)	10,774	(10,774)	-	(10,765)	(81,978)	(15,099)	-	(161,479)	(117,722)	(5,537,889)	1,221,809	(4,316,081)
INTEREST EARNED ON CASH FROM CHAPTER 11	361	-	-	-	-	-	-	-	-	-	-	361	-	361
PROFESSIONAL FEES	(436,128)	(506)	(325)	(325)	(325)	(325)	(325)	(325)	-	(325)	(325)	(439,234)	-	(439,234)
LOAN FEE AMORTIZATION	(520,479)	-	-	-	-	-	-	-	-	-	-	(520,479)	-	(520,479)
REORGANIZATION ITEMS	(956,247)	(506)	(325)	(325)	(325)	(325)	(325)	(325)	-	(325)	(325)	(959,353)	-	(959,353)
NET INCOME BEFORE TAXES	(4,127,620)	(1,979,979)	10,449	(11,099)	(325)	(11,090)	(82,303)	(15,424)	-	(161,804)	(118,047)	(6,497,242)	1,221,809	(5,275,433)
FEDERAL INCOME TAXES	-	-	-	-	-	-	-	-	-	-	-	-	-	-
NET INCOME (LOSS) (MOR-1)	(4,127,620)	(1,979,979)	10,449	(11,099)	(325)	(11,090)	(82,303)	(15,424)	-	(161,804)	(118,047)	(6,497,242)	1,221,809	(5,275,433)

MOR-6C	Revised:8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH RECEIPTS AND							FILING TO
DISBURSEMENTS	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	DATE
1. CASH-BEGINNING OF MONTH
RECEIPTS:
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE
4. LOANS & ADVANCES (attach list)
5. SALE OF ASSETS
6. OTHER (attach list)
TOTAL RECEIPTS**
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
7. NET PAYROLL
8. PAYROLL TAXES PAID	SEE ATTACHED EXHIBITS:
9. SALES, USE & OTHER TAXES PAID	MOR 7C - July 2009
10. SECURED/RENTAL/LEASES
11. UTILITIES & TELEPHONE
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING
18. ADEQUATE PROTECTION PAYMENT(S)
19. OTHER (attach list)
TOTAL DISBURSEMENTS FROM OPERATIONS
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS**
22. NET CASH FLOW
23. CASH - END OF MONTH (MOR-2)

* Applies to Individual debtors only
MOR-7	**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

Case Name: TXCO Resources Inc.
Case Number: 09-51807-RBK

CASH RECEIPTS AND DISBURSEMENTS

Month of	TXCO Resources Inc.	TXCO Energy Corp.	PPL Operating Inc.	Maverick Dimmitt Pipeline	Maverick Gas Marketing	Eagle Pass Well Service Inc.	TXCO Drilling Inc.	Charro Energy	Texas Tar Sands	Output Acquisition Corp.	OPEX Energy LLC	Consolidated
July-09	TOTAL	TOTAL	TOTAL	Guaranty Operating	Guaranty Operating	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL
Beginning Cash Balance Available for Disbursements	$5,573,970.47	$-	$500.00	$-	$0.00	$23,534.87	$3,439.10	$5,707.57	$0.00	$597,541.25	$361,326.17	$6,566,019.43

Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Oil and Gas Receipts	$3,636,852.88	$-	$-	$-	$-	$-	$-	$-	$-	$154,651.40	$462,851.74	$4,254,356.02
Accts Receivable - Joint Interest Billings	$34,901.67	$-	$-	$-	$-	$-	$-	$-	$-	$76,974.50	$89,565.98	$201,442.15
Miscellaneous Inflows	$399.33	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$399.33
Intercompany Transfers - In	$9,053,837.31	$-	$-	$-	$-	$-	$-	$11,000.00	$-	$368,036.00	$553,923.00	$9,986,796.31
Loan Advances	$5,800,000.00	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$5,800,000.00
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Cash Receipts	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Net Receipts	$18,525,991.19	$-	$-	$-	$-	$-	$-	$11,000.00	$-	$599,661.90	$1,106,340.72	$20,242,993.81

Total Cash Available for Disbursements	$24,099,961.66	$-	$500.00	$-	$0.00	$23,534.87	$3,439.10	$16,707.57	$0.00	$1,197,203.15	$1,467,666.89	$26,809,013.24

Intercompany Transfers - Out	$9,222,796.31	$-	$-	$-	$-	$-	$-	$-	$-	$262,000.00	$502,000.00	$9,986,796.31

Disbursements	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Payroll and Benefits, Total Company	$365,807.42	$-	$-	$-	$-	$-	$-	$11,192.66	$-	$31,293.49	$-	$408,293.57
Office Rent - Houston and San Antonio	$50,643.96	$-	$-	$-	$-	$-	$-	$-	$-	$15,562.97	$-	$66,206.93
Insurance	$99,805.14	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$99,805.14
Financial and Legal Expenses - Recurring	$147,888.59	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$147,888.59
Cage Ranch Attorney Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Board of Director Expenses	$68,931.05	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$68,931.05
Severance Taxes	$83,204.07	$-	$-	$-	$-	$-	$-	$-	$-	$-	$78.71	$83,282.78
Travel and Other Misc. Operating Expenses	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Miscellaneous Restructuring Expenses	$2,600.00	$-	$325.00	$-	$-	$325.00	$325.00	$325.00	$-	$325.00	$325.00	$4,550.00
Unreserved Revenue Disbursement	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Other Operating Expenses	$181,563.23	$-	$-	$-	$-	$2226.34	$271.42	$1,764.22	$-	$42,319.96	$13,322.01	$241,467.18
Total Operating Expenses	$1,000,443	$-	$325	$-	$-	$2,551	$596	$13,282	$-	$89,501	$13,726	$1,120,425

Revenue Distributions	$697,411	$-	$-	$-	$-	$-	$-	$-	$-	$19,449	$117,947	$834,806

Restructuring Expenses	$796,024.88	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$796,024.88

Committee Professional Fees	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Lease Operating Expenses	$810,217.21	$-	$-	$-	$-	$-	$-	$1,750.96	$-	$107,090.20	$102,544.23	$1,021,602.60

Capex - Drilling	$3,512,944.60	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,512,944.60

Capex - Lease Payments & Seismic	$1,524,241.77	$-	$-	$-	$-	$-	$-	$-	$-	$-	$20.00	$1,524,261.77

Capex - Existing Wells (Operated and Non Operated)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-

Cash Available For Debt Service	$6,535,882.52	$-	$175.00	$-	$0.00	$20,983.53	$2,842.68	$1,674.73	$0.00	$719,162.99	$731,429.98	$8,012,151.43

Total Debt	$829,564.20	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$829,564.20

Cash Available After Debt Service	$5,706,318.32	$-	$175.00	$-	$0.00	$20,983.53	$2,842.68	$1,674.73	$0.00	$719,162.99	$731,429.98	$7,182,587.23

Net Misc. Cash Outflows	$(118,302.65)	$-	$-	$-	$0.00	$-	$-	$(874.35)	$-	$(3,788.25)	$(8,855.84)	$(131,821.09)

Total Disbursements	$18,275,340.69	$-	$325.00	$-	$0.00	$2,551.34	$596.42	$14,158.49	$-	$474,251.91	$727,381.07	$19,494,604.92

Change in Cash	$250,650.50	$-	$(325.00)	$-	$(0.00)	$(2,551.34)	$(596.42)	$(3,158.49)	$-	$125,409.99	$378,959.65	$748,388.89

Ending Cash Balance	$5,824,620.97	$-	$175.00	$-	$-	$20,983.53	$2,842.68	$2,549.08	$0.00	$722,951.24	$740,285.82	$7,314,408.32

Intercompany Transfers - In	$9,053,837.31	$-	$-	$-	$-	$-	$-	$11,000.00	$-	$368,036.00	$553,923.00	$9,986,796.31
Intercompany Transfers - Out	$(9,222,796.31)	$-	$-	$-	$-	$-	$-	$-	$-	$(262,000.00)	$(502,000.00)	$(9,986,796.31)
Net Intercompany Transfers	$(168,959.00)	$-	$-	$-	$-	$-	$-	$11,000.00	$-	$106,036.00	$51,923.00	$-

Total Disbursements - net of Intercompany	$9,052,544.38	$-	$325.00	$-	$0.00	$2,551.34	$596.42	$14,158.49	$-	$212,251.91	$225,381.07	$9,507,808.61

MOR-7C

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF ___________________

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE
BANK BALANCE
DEPOSITS IN TRANSIT
OUTSTANDING CHECKS	SEE ATTACHED EXHIBITS:
ADJUSTED BANK BALANCE	MOR 8C - July 2009
BEGINNING CASH - PER BOOKS
RECEIPTS*
TRANSFERS BETWEEN ACCOUNTS
(WITHDRAWAL) OR INDIVIDUAL CONTRIBUTION BY DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS*
ENDING CASH - PER BOOKS

MOR-8	*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Frost Bank	Frost Bank	Frost Bank	Frost Bank	Guaranty	Guaranty	Guaranty	Guaranty	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Leasing Account	Drilling Account	Concentration	Controlled Disbursement	Revenue Clearing	Revenue Disbursement	July-09
BANK BALANCE	3,748,077	1,055,125	576,441	461,206	146,552	67,191	332	63,163	6,118,085
DEPOSITS IN TRANSIT	-	-	-	-	-	-	-	-	-
OUTSTANDING CHECKS	392,306	55,138	-	-	(0)	34,428	(0)	62,243	544,115
ADJUSTED BANK BALANCE	3,355,771	999,987	576,441	461,206	146,552	32,763	332	919	5,573,970
BEGINNING CASH - PER BOOKS	3,355,771	999,987	576,441	461,206	146,552	32,763	332	919	5,573,970
RECEIPTS*	5,835,301	3,607,432	-	-	-	-	29,421	-	9,472,154
TRANSFERS BETWEEN ACCOUNTS	(2,765,506)	(3,044,304)	990,491	4,859,110	(145,514)	(34,973)	26,652	(54,914)	(168,959)
CHECKS/OTHER DISBURSEMENTS*	3,388,354	693,517	1,524,242	3,501,600	1,038	(2,210)	0	(53,995)	9,052,544
ENDING CASH - PER BOOKS	3,037,212	869,598	42,690	1,818,716	(0)	(0)	56,404	0	5,824,621

MOR-8C	Revised: 8/31/2009

CASE NAME:	PPL OPERATING, INC.
CASE NUMBER:	09-51817-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	PPLOI Operating	July-09
BANK BALANCE	500	-	500
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	(0)	(0)
ADJUSTED BANK BALANCE	500	0	500
BEGINNING CASH - PER BOOKS	500	0	500
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	325	-	325
ENDING CASH - PER BOOKS	175	0	175

MOR-8C	Revised: 8/31/2009

CASE NAME:	MAVERICK-DIMMIT PIPELINE, LTD.
CASE NUMBER:	09-51816-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MDPL Operating	July-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	-	-
ADJUSTED BANK BALANCE	-	-
BEGINNING CASH - PER BOOKS	-	-
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-
ENDING CASH - PER BOOKS	-	-

MOR-8C	Revised: 8/31/2009

CASE NAME:	MAVERICK GAS MARKETING, LTD.
CASE NUMBER:	09-51815-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Guaranty	TOTAL
ACCOUNT TYPE	MGM Operating	July-09
BANK BALANCE	-	-
DEPOSITS IN TRANSIT	-	-
OUTSTANDING CHECKS	(0)	(0)
ADJUSTED BANK BALANCE	0	0
BEGINNING CASH - PER BOOKS	0	0
RECEIPTS*	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-
CHECKS/OTHER DISBURSEMENTS*	0	0
ENDING CASH - PER BOOKS	-	-

MOR-8C	Revised: 8/31/2009

CASE NAME:	EAGLE PASS WELL SERVICE, LLC
CASE NUMBER:	09-51808-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	EPWS Operating	July-09
BANK BALANCE	23,535	-	23,535
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	0	0
ADJUSTED BANK BALANCE	23,535	(0)	23,535
BEGINNING CASH - PER BOOKS	23,535	(0)	23,535
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	2,551	-	2,551
ENDING CASH - PER BOOKS	20,984	(0)	20,984

MOR-8C	Revised: 8/31/2009

CASE NAME:	TXCO DRILLING CORP.
CASE NUMBER:	09-51809-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Frost Bank	Western National Bank	Guaranty	TOTAL
ACCOUNT TYPE	Drilling Account	TXCO Drilling	TXCO Drilling Operating	July-09
BANK BALANCE	1,962	1,477	0	3,439
DEPOSITS IN TRANSIT	-	-	-	-
OUTSTANDING CHECKS	-	(0)	(0)	(0)
ADJUSTED BANK BALANCE	1,962	1,477	0	3,439
BEGINNING CASH - PER BOOKS	1,962	1,477	0	3,439
RECEIPTS*	-	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-	-
CHECKS/OTHER DISBURSEMENTS*	569	28	-	596
ENDING CASH - PER BOOKS	1,394	1,449	0	2,843

MOR-8C	Revised: 8/31/2009

CASE NAME:	CHARRO ENERGY, INC.
CASE NUMBER:	09-51810-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Charro Energy	July-09
BANK BALANCE	5,708	-	5,708
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	0	0
ADJUSTED BANK BALANCE	5,708	(0)	5,708
BEGINNING CASH - PER BOOKS	5,708	(0)	5,708
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	11,000	-	11,000
CHECKS/OTHER DISBURSEMENTS*	14,158	-	14,158
ENDING CASH - PER BOOKS	2,549	(0)	2,549

MOR-8C	Revised: 8/31/2009

CASE NAME:	TEXAS TAR SANDS, INC.
CASE NUMBER:	09-51814-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Frost Bank	Guaranty	TOTAL
ACCOUNT TYPE	Operating Acct	Tar Sands Operating	July-09
BANK BALANCE	-	-	-
DEPOSITS IN TRANSIT	-	-	-
OUTSTANDING CHECKS	-	(0)	(0)
ADJUSTED BANK BALANCE	-	0	0
BEGINNING CASH - PER BOOKS	-	0	0
RECEIPTS*	-	-	-
TRANSFERS BETWEEN ACCOUNTS	-	-	-
CHECKS/OTHER DISBURSEMENTS*	-	-	-
ENDING CASH - PER BOOKS	-	0	0

MOR-8C	Revised: 8/31/2009

CASE NAME:	OUTPUT ACQUISITION CORP.
CASE NUMBER:	09-51811-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	Output Operating	Output Royalty	July-09
BANK BALANCE	556,968	26,164	19,388	0	602,519
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	(0)	250	4,729	(0)	4,978
ADJUSTED BANK BALANCE	556,968	25,914	14,659	0	597,541
BEGINNING CASH - PER BOOKS	556,968	25,914	14,659	0	597,541
RECEIPTS*	76,661	154,651	314	-	231,626
TRANSFERS BETWEEN ACCOUNTS	262,000	(141,964)	(14,000)	-	106,036
CHECKS/OTHER DISBURSEMENTS*	192,421	19,449	382	-	212,252
ENDING CASH - PER BOOKS	703,208	19,153	591	0	722,951

MOR-8C	Revised: 8/31/2009

CASE NAME:	OPEX ENERGY, LLC
CASE NUMBER:	09-51813-RBK

CASH ACCOUNT RECONCILIATION
MONTH OF July-09

BANK NAME	Frost Bank	Frost Bank	Amegy	Amegy	TOTAL
ACCOUNT TYPE	Operating Account	Revenue Account	OPEX Operating	OPEX Royalty	July-09
BANK BALANCE	138,276	156,577	94,916	-	389,768
DEPOSITS IN TRANSIT	-	-	-	-	-
OUTSTANDING CHECKS	10	20,065	8,368	(0)	28,442
ADJUSTED BANK BALANCE	138,266	136,512	86,548	0	361,326
BEGINNING CASH - PER BOOKS	138,266	136,512	86,548	0	361,326
RECEIPTS*	11,673	462,852	77,893	-	552,418
TRANSFERS BETWEEN ACCOUNTS	416,000	(278,077)	(86,000)	-	51,923
CHECKS/OTHER DISBURSEMENTS*	115,802	117,947	(8,368)	-	225,381
ENDING CASH - PER BOOKS	450,138	203,340	86,808	0	740,286

MOR-8C	Revised: 8/31/2009

CASE NAME:	TXCO Resources Inc.
CASE NUMBER:	09-51807-RBK

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME / COMP TYPE	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09
1. Frank Russell / 401k Match	135.00	-	-
2. Frank Russell / Insurance	272.20	602.73	602.73
3. Frank Russell / Salary	4,500.00	15,000.00	15,000.00
4. Frank Russell / Expense Reimbursement	1,009.59	-	730.69
5. Gary Grinsfelder / 401k Match	218.07	-	-
6. Gary Grinsfelder / Insurance	296.71	657.00	657.00
7. Gary Grinsfelder / Salary	7,269.23	24,230.78	24,230.78
8. Gary Grinsfelder / Expense Reimbursement	-	-	1,938.83
9. Jim Sigmon / 401k Match	242.31	-	-
10. Jim Sigmon / Insurance	296.71	657.00	657.00
11. Jim Sigmon / Salary	8,076.92	26,923.08	26,923.08
12. Jim Sigmon / Expense Reimbursement	-	1,017.12	1,599.09
13. Jim Sigmon / Royalty Payments	-	72,305.54	27,397.37
14. Richard A. Sartor / 401k Match	105.92	-	-
15. Richard A. Sartor / Insurance	290.48	657.00	657.00
16. Richard A. Sartor / Salary	3,530.77	11,769.24	25,061.54
17. Richard A. Sartor / Expense Reimbursement	292.49	275.96	1,034.98
18. Ronald Tabery / 401k Match	95.19	-	-
19. Ronald Tabery / Insurance	263.51	583.48	583.48
20. Ronald Tabery / Salary	3,173.08	10,576.92	10,576.92
21. Ronald Tabery / Expense Reimbursement	-	30.26	1,458.74
22. Alan L. Edgar / Director Compensation	-	1,000.00	10,500.00
23. Dennis B. Fitzpatrick / Director Compensation	-	1,000.00	13,000.00
24. Michael Pint / Director Compensation	-	1,000.00	10,500.00
25. Jake Roorda / Director Compensation	-	1,000.00	11,398.71
26. Anthony Tripodo / Director Compensation	-	-	10,532.34
27. Jon Michael Muckleroy / Director Compensation	-	1,000.00	13,000.00
TOTAL INSIDERS (MOR-1)	30,068.18	170,286.11	208,040.28	-	-	-

	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS	5/18/09 - 5/31/09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09

1. Cox & Smith	-	-	157,289.15
2. Fulbright & Jaworski	-	-	395,333.65
3. FTI Consulting Inc.	-	200,000.00	208,734.47
4. KPMG	-	-	-
5. Gardere Wynne Sewell LLP	-	-	-
TOTAL PROFESSIONALS (MOR-1)	-	200,000.00	761,357.27	-	-	-

MOR-9	Revised: 8/31/2009